General Information	12 Months Ended
Dec. 31, 2017
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General Information
1.	General Information

Eldorado Gold Corporation (“Eldorado” or the “Company”) is a primarily gold exploration, development and mining company. The Company has operations and ongoing exploration and development projects in Turkey, Greece, Brazil, Canada, Romania and Serbia. On July 10, 2017, the Company finalized its acquisition of Integra Gold Corporation (“Integra”), a Canadian company with mineral assets in Quebec, Canada (note 5a). The Company disposed of its China operations (“China Business”) in 2016. Details of the sale are included in note 5b.

Eldorado is a public company which is listed on the Toronto Stock Exchange and New York Stock Exchange and is incorporated and domiciled in Canada.